Exhibit 10.4

EXECUTION VERSION

SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION
NOTE PURCHASE AGREEMENT

Dated as of May 12, 2009

among

MILACRON INC.,
as Debtor and Debtor-in-Possession
as Issuer

and the

GUARANTORS PARTY HERETO,
as Debtors and Debtors in Possession

and

JPMORGAN US HIGH YIELD BOND MOTHER FUND and

JPMORGAN HIGH YIELD US DOLLAR MOTHER FUND
as Purchasers

and

DDJ CAPITAL MANAGEMENT, LLC
as Administrative Agent and Registrar

Up to $1,759,000 aggregate principal amount of DIP Term Notes, including Roll-Up DIP
Term Notes

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TABLE OF CONTENTS

PAGE

ARTICLE I

DEFINITIONS

Section 1.01

Certain Defined Terms

2

ARTICLE II

SALE AND PURCHASE OF THE NOTES; TERMS OF THE NOTES

Section 2.01

Reserved

4

Section 2.02

Agreement to Issue and Purchase

4

Section 2.03

Roll-Up Issuances

5

Section 2.04

Closing Delivery and Payment

5

Section 2.05

Termination or Reduction of NPA Commitments

5

Section 2.06

Prepayment

5

Section 2.07

Interest

6

Section 2.08

Fees

6

Section 2.09

Conversion from Eurodollar Rate Notes to Base Rate Notes

6

Section 2.10

Increased Costs

6

Section 2.11

Computation of Payments

6

Section 2.12

Tax

6

Section 2.13

Sharing of Payments

6

Section 2.14

Use of Proceeds

6

Section 2.15

Defaulting Purchasers

7

Section 2.16

Priority and Liens

7

Section 2.17

Payment of Obligations

7

Section 2.18

No Discharge; Survival of Claims

7

Section 2.19

Replacement of Purchasers

7

Section 2.20

Waiver of Priming Rights

7

Section 2.21

Release

7

Section 2.22

Maturity

8

Section 2.23

Legend

8

Section 2.24

Replacement DIP Term Notes

8

Section 2.25

Transfer

8

Section 2.26

Cancellation

8

ARTICLE III

CONDITIONS TO CLOSING

Section 3.01

Conditions Precedent to any Closing

9

Section 3.02

Conditions Precedent to the Initial Purchase

9

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01

Representations and Warranties of the Company and the Guarantors

9

Section 4.02

Representations and Warranties of the Purchaser

9

ARTICLE V

COVENANTS OF THE COMPANY AND THE GUARANTORS

Section 5.01

Additional Covenants

10

ARTICLE VI

EVENTS OF DEFAULT

Section 6.01

Events of Default

10

ARTICLE VII

THE ADMINISTRATIVE AGENT AND REGISTRAR

Section 7.01

The Administrative Agent

11

Section 7.02

The Registrar

11

ARTICLE VIII

SUBSIDIARY GUARANTY

Section 8.01

Subsidiary Guaranty

11

ARTICLE IX

SECURITY

Section 9.01

The Security

11

ARTICLE X

MODIFICATIONS AND WAIVERS

Section 10.01

Modifications and Waivers

12

Section 10.02

Binding Effect, Etc

12

Section 10.03

Notes Held by Company, Etc

12

Section 10.04

Unequivocal Right to Credit Bid

13

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ARTICLE XI

MISCELLANEOUS

Section 11.01

Notices, Etc

13

Section 11.02

No Waiver; Remedies

14

Section 11.03

Costs, Fees and Expenses

14

Section 11.04

Right of Set-off

14

Section 11.05

Binding Effect

14

Section 11.06

Severability

14

Section 11.07

Successors and Assigns

14

Section 11.08

Execution in Counterparts

15

Section 11.09

Confidentiality

15

Section 11.10

Patriot Act Notice

15

Section 11.11

Jurisdiction, Etc

15

Section 11.12

Governing Law

16

Section 11.13

Waiver of Jury Trial

16

Section 11.14

DIP Intercreditor Agreement and other Agreements

16

Section 11.15

Catch-All Provision, Principles of Interpretation.

16

SCHEDULES

Schedule I

Purchasers and NPA Commitments

EXHIBITS

Exhibit A

Form of DIP Term Note
Exhibit B

Form of Notice of Issuance
Exhibit C

DIP Term Credit Agreement

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The Schedules and Exhibits to the DIP Term Credit Agreement are deemed to be attached hereto mutatis mutandis.

SCHEDULES (DIP TERM CREDIT AGREEMENT)

Schedule I	Commitments and Applicable Lending Offices
Schedule II	Intellectual Property
Schedule III	Material IP Agreements
Schedule IV	Initial Pledged Equity
Schedule V	Initial Pledged Debt
Schedule VI	Post U.S. Final DIP Order - Commitment and Applicable Lending Offices
Schedule 1.01(b)	Material Intellectual Property
Schedule 4.01	Equity Investments; Subsidiaries
Schedule 4.01(h)	Disclosures
Schedule 4.01(l)	Environmental Matters
Schedule 5.01(n)(iii)	Post-Closing Matters
Schedule 5.02(a)	Existing Liens
Schedule 5.02(b)	Existing Debt
Schedule 5.02(c)	Existing Guarantee Obligations
Schedule 5.02(g)	Existing Investments

EXHIBITS (DIP TERM CREDIT AGREEMENT)

Exhibit A	Form of Note
Exhibit B	Form of Notice of Borrowing
Exhibit C-1	Noteholder - Form of Assignment and Acceptance
Exhibit C-2	General - Form of Assignment and Acceptance
Exhibit D-1	Form of Opinion of Dinsmore & Shohl
Exhibit D-2	Form of In-House Legal Opinion
Exhibit E-1	U.S. Interim DIP Order
Exhibit E-2	Canadian Recognition Order
Exhibit F	[Reserved]
Exhibit G	Form of Guaranty Supplement
Exhibit H	Canadian Security Agreement
Exhibit I	DIP Intercreditor Agreement
Exhibit J	Form of Market Disruption Notice

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SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION

NOTE PURCHASE AGREEMENT

This Senior Secured Superpriority Priming Debtor-in-Possession Note Purchase Agreement, dated as of April 29, 2009 (as may be amended, supplemented or otherwise modified from time to time, this “Agreement”), is entered into by and among MILACRON INC., a Delaware corporation and a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code (as hereinafter defined), as issuer (the “Company”), the Guarantors party hereto, each a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, JPMorgan US High Yield Bond Mother Fund and JPMorgan High Yield US Dollar Mother Fund (each, along with any other person that becomes a purchaser hereunder, a “Purchaser” and together, the “Purchasers”) and DDJ CAPITAL MANAGEMENT, LLC, in its capacity as administrative agent (including any successor appointed pursuant to Article VII hereto, the “Administrative Agent”) and Registrar (as hereinafter defined).

RECITALS:

WHEREAS, capitalized terms used and not defined herein shall have the respective meanings set forth in Section 1.1 hereof or in the DIP Term Credit Agreement (as defined below) (a copy of which is attached hereto as Exhibit C);

WHEREAS, on March 10, 2009, the Company and each of the Guarantors filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Ohio for relief, and commenced cases under chapter 11 of the Bankruptcy Code and have continued in the possession of their assets and in the management of their businesses pursuant to sections 1107 and 1108 of the Bankruptcy Code;

WHEREAS, the Canadian Guarantor has commenced a recognition proceeding in the Canadian Bankruptcy Court under section 18.6 of the Companies’ Creditors Arrangement Act (Canada);

WHEREAS, on March 11, 2009, pursuant to the U.S. Interim DIP Order, the Company and the Guarantors entered into a Senior Secured Superpriority Debtor-In-Possession Credit Agreement (as amended, supplemented or modified from time to time, the “DIP Term Credit Agreement”) with the Administrative Agent, Initial Lenders and the other Lenders from time to time party thereto;

WHEREAS, certain investment funds affiliated with, or managed by, JPMorgan Investment Management, Bayside Capital Inc. and Symphony Asset Management, LLC (together, the “Electing Noteholders”) have elected to participate in the DIP Term Loan Facility pursuant to the U.S. Interim DIP Order and certain other specified terms and conditions, subject to the following recitals; and

WHEREAS, certain of the Electing Noteholders have requested to purchase DIP Term Notes, in lieu of making Advances under the DIP Term Credit Agreement (such Electing Noteholders being Purchasers hereunder).

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NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Administrative Agent” has the meaning specified in the recitals.

“Advances” has the meaning specified in the DIP Term Credit Agreement.

“Agreement” has the meaning specified in the recitals.

“Bankruptcy Code” means title 11 of the United States Code (11 U.S.C. §§ 101 et seq.).

“Base Rate” means a fluctuating interest rate per annum in effect from time to time, as determined by the Administrative Agent in respect of the Advances under the DIP Term Credit Agreement, and applied by the Administrative Agent as the interest paid under the DIP Term Notes, as applicable.

“Base Rate Notes” means DIP Term Notes that pay interest at the Base Rate.

“Catch-Up” means, with respect to a Purchaser, when such Purchaser has Purchased DIP Term Notes, including any Issuance of Roll-Up DIP Term Notes in connection therewith, equal to the product of (x) its Commitment Percentage multiplied by (y) all Advances, Roll-Up Advances, DIP Term Notes and Roll-Up DIP Term Notes made or issued since the Effective Date (as defined in the DIP Term Credit Agreement).

“Catch-Up Lenders” has the meaning specified in the DIP Term Credit Agreement.

“Catch-Up Percentage” means with respect to a Catch-Up Lender or Purchaser, the percentage that results from dividing (a) such Catch-Up Lender’s or Purchaser’s Commitment Percentage by (b) the aggregate of all Catch-Up Lenders’ and Purchasers’ Commitment Percentages.

“Commitment” means with respect to each Purchaser the amount set forth in Schedule I hereto under the heading “Catch-Up Percentage.”

“Commitment Percentage” means with respect to each Purchaser the amount set forth in Schedule I hereto under the heading “Commitment Percentage.”

“Company” has the meaning specified in the recitals.

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“Closing” has the meaning specified in Section 2.04.

“Closing Date” means, in respect of any Closing, the date of such Closing.

“Defaulting Purchaser” has the meaning specified in Section 2.15.

“DIP Term Credit Agreement” has the meaning specified in the recitals.

“DIP Term Loan Facility” has the meaning specified in the U.S. Final DIP Order.

“Electing Noteholder” has the meaning specified in the recitals.

“Eurodollar Rate” means an interest rate per annum in effect from time to time, as determined by the Administrative Agent in respect of the Advances under the DIP Term Credit Agreement, and applied by the Administrative Agent as the interest paid under the DIP Term Notes, as applicable.

“Eurodollar Notes” means DIP Term Notes that pay interest at the Eurodollar Rate.

“Final DIP Term Notes” has the meaning specified in Section 11.07(b).

“Final DIP Term Notes Catch-Up Amount” has the meaning specified in Section 11.07(b).

“Issuance” has the meaning specified in Section 2.02(a)(i).

“Legend” has the meaning specified in Section 2.23.

“Lender” has the meaning specified in the DIP Term Credit Agreement.

“Notice of Borrowing” has the meaning specified in the DIP Term Credit Agreement.

“Notice of Issuance” has the meaning specified in Section 2.02(a)(ii).

“NPA Commitment” means, with respect to any Purchaser at any time, the amount set forth opposite such Purchaser’s name on Schedule I hereto under the caption “NPA Commitment,” as such amount may be reduced in accordance with the termination or reduction of Commitments provision of the DIP Term Credit Agreement set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

“Officer” means the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President, Senior Vice President or Vice President, the Chief Financial Officer, the Treasurer or Secretary of the Company.

“Participation Costs” means an amount equal to the aggregate amount of costs, fees and expenses incurred in connection with the preparation and consummation of this

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Agreement (including, without limitation, any additional costs, fees and expenses owed to the Administrative Agent (or sub-agent thereto) as a result of the participation of the Purchasers in the DIP Term Loan Facility), along with the ancillary documentation with respect thereto, and the issuance of DIP Term Notes hereunder, to the extent of the amount of such costs, fees and expenses in excess of $25,000.

“Purchase” has the meaning specified in Section 2.02(a)(i).

“Purchasers” has the meaning specified in the recitals.

“Register” has the meaning specified in Section 7.02.

“Roll-Up Advances” has the meaning specified in the DIP Term Credit Agreement.

“Roll-Up DIP Term Notes” has the meaning specified in Section 2.03.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Termination Date” has the meaning specified in the DIP Term Credit Agreement.

“Unused NPA Commitment” means, with respect to any Purchaser at any time, (a) such Purchaser’s NPA Commitment at such time minus (b) the aggregate principal amount of all Issuances made to such Purchaser.

ARTICLE II

SALE AND PURCHASE OF THE NOTES; TERMS OF THE NOTES

Section 2.01

Reserved.

Section 2.02

Agreement to Issue and Purchase.

(a)

Issuance and Purchase and General Mechanics.  (i)  Subject to the terms and conditions set forth herein, including timely delivery of a Notice of Borrowing and until the occurrence of the Termination Date, each Purchaser shall, from time to time on the date of any Borrowing under the DIP Term Credit Agreement, purchase from the Company (each a “Purchase”), and at such times the Company shall sell (each an “Issuance”) to such Purchaser a principal amount of DIP Term Notes equal to such Purchaser’s Commitment Percentage of the aggregate amount of the Borrowing specified in the Notice of Borrowing and as set forth in the Notice of Issuance, at a price equal to 100% of the principal amount thereof, and in any case (x) in an amount for each such Issuance not to exceed such Purchaser’s Unused NPA Commitment as of the Closing of such Issuance and Purchase and (y) in an aggregate amount for all such Issuances not to exceed such Purchaser’s NPA Commitment; provided, however, that with respect to each Purchase and Issuance (and Borrowing), or portion thereof, that occurs prior to the Catch-Up, such Purchase and Issuance (and Borrowing), or portion thereof,

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shall be made by the Purchasers and Catch-Up Lenders ratably based on their respective Catch-Up Percentage.

(ii)  At least three (3) Business Days prior to any intended Issuance hereunder, the Company shall deliver a copy of the Notice of Borrowing to the Purchasers and the Administrative Agent shall provide a Notice of Issuance in substantially the form attached hereto as Exhibit B (a “Notice of Issuance”) to the Purchasers after receipt by the Administrative Agent of such Notice of Borrowing.  The provisions set forth in Section 2.02 of the DIP Term Credit Agreement regarding the mechanics for making Advances are set forth herein mutatis mutandis as if such provisions applied to Issuances and Purchases, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

(b)

For the avoidance of doubt, each Purchase of DIP Term Notes under clause (a) shall be exclusive of Roll-Up DIP Term Notes, which are governed by the terms contained in Section 2.03 hereof.

Section 2.03

Roll-Up Issuances.  Section 2.01(c) of the DIP Term Credit Agreement is set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes, such that, upon each Purchase and Issuance, the Purchasers shall be issued, on the relevant Closing Date, additional DIP Term Notes (“Roll-Up DIP Term Notes”) in a principal amount corresponding to the amount of the Roll-Up Advance that would have been made had such Purchase been an Advance under the DIP Term Credit Agreement.  The principal amount of Roll-Up DIP Term Notes to be received by each Purchaser in connection with each Purchase shall be calculated by the Administrative Agent and shall be communicated to such Purchaser as soon as practicable following the relevant Closing.

Section 2.04

Closing Delivery and Payment.  The closing of the Issuance and Purchase of DIP Term Notes (each, a “Closing”) shall take place, subject to the terms of this Agreement, on the date specified by the Company in the relevant Notice of Borrowing, or at such other time and date as shall be agreed in writing between the Company and the Purchasers; provided that if all the conditions set forth in Section 3.01 and/or Section 3.02, as applicable, have not been satisfied (or, waived by the Company or the Required Lenders, as applicable) as of such date, as soon as practicable after all such conditions have been satisfied (or, waived by the Company or the Required Lenders, as applicable).

Section 2.05

Termination or Reduction of NPA Commitments.  The provisions for the termination or reduction of Commitments set forth in Section 2.05 of the DIP Term Credit Agreement shall apply mutatis mutandis to the termination or reduction of the NPA Commitments upon each Issuance and as further described therein, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.06

Prepayment.  To the extent the Company repays Advances under the DIP Term Credit Agreement, it will repay and redeem a corresponding aggregate principal amount of DIP Term Notes hereunder, and to the extent the Company repays or redeems DIP Term Notes hereunder, it will repay a corresponding amount of Advances under the DIP Term Credit Agreement.  The provisions set forth in Section 2.06 of the DIP Term Credit Agreement

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obligating the Company to pay a Prepayment Premium are set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.07

Interest.  The provisions set forth in Section 2.07 of the DIP Term Credit Agreement obligating the Company to pay interest are set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.08

Fees.  The provisions set forth in Section 2.08 of the DIP Term Credit Agreement obligating the Company to pay additional fees are set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes; provided, however, that the Purchasers shall not be entitled to receive, and the Company shall not be required to pay, any fees referred to in Section 2.08(b) of the DIP Term Credit Agreement.

Section 2.09

Conversion from Eurodollar Rate Notes to Base Rate Notes.  The conversion provisions set forth in Section 2.09 of the DIP Term Credit Agreement are set forth herein mutatis mutandis, taking into such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.  Upon any such conversion, the Registrar will cancel the old DIP Term Notes and issue new DIP Term Notes reflecting the converted rate of interest.  Every new DIP Term Note issued pursuant to this Section is an additional obligation of the Company and shall be entitled to all of the benefits of this Agreement equally and proportionately with any and all other DIP Term Notes duly issued hereunder.

Section 2.10

Increased Costs.  The provisions set forth in Section 2.10 of the DIP Term Credit Agreement obligating the Company to pay certain increased costs are set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.11

Computation of Payments.  The Company shall compute amounts of payments under the DIP Term Notes in accordance with Section 2.11 of the DIP Term Credit Agreement, which is set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.12

Tax.  The covenants of the Company and the Guarantors set forth in Section 2.12 of the DIP Term Credit Agreement are set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.13

Sharing of Payments.  Each Purchaser shall share with the Lenders (and each other) any payments as set forth under Section 2.13 of the DIP Term Credit Agreement, which is set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.14

Use of Proceeds.  The covenants of the Company and the Guarantors set forth in Section 2.14 of the DIP Term Credit Agreement are set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms

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herein and in the DIP Term Notes, including the obligation of the Company to remit proceeds hereunder to the Initial Lenders in certain circumstances set forth in Section 11.07(b).

Section 2.15

Defaulting Purchasers.  The provisions relating to Defaulting Lenders set forth in Section 2.15 of the DIP Term Credit Agreement shall apply mutatis mutandis to any failure of any Purchaser to purchase DIP Term Notes as required hereby (such Purchaser, a “Defaulting Purchaser”), taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.16

Priority and Liens.  The provisions relating to Priority and Liens set forth in Section 2.17 of the DIP Term Credit Agreement shall apply mutatis mutandis to the obligations under the DIP Term Notes, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.17

Payment of Obligations.  The provisions relating to payment of certain obligations under DIP Term Notes without further application to or order of the applicable Bankruptcy Court set forth in Section 2.18 of the DIP Term Credit Agreement shall apply mutatis mutandis to the payment of obligations hereunder and under the DIP Term Notes, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.18

No Discharge; Survival of Claims.  The provisions relating to survival of claims and other matters set forth in Section 2.19 of the DIP Term Credit Agreement shall apply mutatis mutandis to the DIP Term Note Purchase Agreement the DIP Term Notes, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.19

Replacement of Purchasers.  The provisions relating to the replacement of Affected Lenders (including, but not limited to, Lenders that fail to comply with the directions of the Required Lenders under any of the Transaction Documents or in connection with the transactions contemplated therein, including in connection with a Credit Bid) set forth in Section 2.20 of the DIP Term Credit Agreement shall apply mutatis mutandis to the treatment of Defaulting Purchasers hereunder such that, inter alia, such Defaulting Purchasers’  DIP Term Notes (or the obligations represented thereby) may be purchased by a Replacement Lender in accordance with the terms of such Section 2.20, and the Defaulting Purchasers shall be subject to the full terms thereof, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.20

Waiver of Priming Rights.  The provisions relating to waiver of priming rights set forth in Section 2.21 of the DIP Term Credit Agreement shall apply mutatis mutandis to the DIP Term Note Purchase Agreement the DIP Term Notes, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 2.21

Release.  The provisions relating to release of claims and other matters set forth in Section 2.22 of the DIP Term Credit Agreement shall apply mutatis mutandis to the DIP Term Note Purchase Agreement the DIP Term Notes, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

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Section 2.22

Maturity.  The DIP Term Notes shall mature on the Maturity Date, subject to early prepayment as set forth herein.

Section 2.23

Legend.  The DIP Term Notes shall bear a legend relating to the restrictions on transfer imposed on such DIP Term Notes by the laws and other restrictions set forth on the form of Note attached hereto as Exhibit B (collectively, the “Legend”), and such DIP Term Notes shall be subject to such restrictions.  If DIP Term Notes are issued upon the transfer or replacement of DIP Term Notes bearing the Legends, the DIP Term Notes so issued shall bear the Legend.

Section 2.24

Replacement DIP Term Notes.  If any mutilated DIP Term Note is surrendered to the Registrar or the Company or the Registrar receives evidence to its satisfaction of the destruction, loss or theft of any DIP Term Note, the Company shall issue a replacement DIP Term Note.  If required by the Registrar or the Company, an indemnity bond must be supplied by the holder of the DIP Term Note that is sufficient in the judgment of the Registrar and the Company to protect the Registrar and the Company from any loss that any of them may suffer if a DIP Term Note is replaced.  The Company may charge for its expenses in replacing a DIP Term Note.  In case any such mutilated, destroyed, lost or stolen DIP Term Note has become or is about to become due and payable, the Company in its discretion shall be permitted, instead of issuing a new DIP Term Note, pay or purchase such DIP Term Note, as the case may be.  Every replacement DIP Term Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Agreement equally and proportionately with all other DIP Term Notes duly issued hereunder.

Section 2.25

Transfer.  When DIP Term Notes are presented to the Registrar with a request to register the transfer of such DIP Term Notes, the Registrar shall register the transfer as requested; provided, however, that the DIP Term Notes surrendered for transfer or exchange:

(i)

comply with the requirements set forth in Section 11.07 regarding assignment of the obligation of the Purchaser hereunder to such transferee; and

(ii)

are being transferred or exchanged pursuant to an exemption from registration under the Securities Act.

The transferee shall provide (i) a certification that such DIP Term Note is being transferred to either (A) an “accredited investor” (pursuant to Rule 501 of Regulation D under the Securities Act) that was not formed for the specific purpose of acquiring the DIP Term Notes or (B) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and (ii) if the Company so requires, an opinion of counsel or other evidence satisfactory to the Company as to the compliance with the foregoing restrictions and the restrictions set forth in the Legend.

Section 2.26

Cancellation.  All DIP Term Notes surrendered for payment or conversion shall, if surrendered to any person other than the Registrar, be delivered to the Registrar and shall be promptly cancelled thereby.  The Company may at any time deliver to the Registrar for cancellation any DIP Term Notes previously executed and delivered hereunder

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which the Company may have acquired in any manner whatsoever, and all DIP Term Notes so delivered shall be promptly cancelled by the Registrar.  The Company may not issue new DIP Term Notes to replace DIP Term Notes it has paid or delivered to the Registrar for cancellation except pursuant to Section 2.09.  No DIP Term Notes shall be executed in lieu of or in exchange for any DIP Term Notes cancelled as provided in this Section, except as expressly permitted by this Agreement.  All cancelled DIP Term Notes held by the Registrar shall be disposed of by the Registrar in accordance with the Registrar’s customary procedures.

ARTICLE III

CONDITIONS TO CLOSING

Section 3.01

Conditions Precedent to any Closing.  The conditions set forth in Section 3.02 of the DIP Term Credit Agreement shall apply mutatis mutandis to the obligations of the Purchasers to purchase DIP Term Notes in any Closing hereunder, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 3.02

Conditions Precedent to the Initial Purchase.  (a)  The conditions set forth in Section 3.03 of the DIP Term Credit Agreement shall apply mutatis mutandis to the obligations of the Purchasers to make the initial Purchase hereunder, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

(b)

The obligations of the Purchasers to make the initial Purchase hereunder are conditioned on the receipt by the Administrative Agent from Dinsmore & Shohl LLP,  as counsel to the the Company, of a favorable opinion as to such matters as the Administrative Agent may reasonably request including the enforceability of this Agreement, in form and substance reasonably satisfactory to the Purchasers.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01

Representations and Warranties of the Company and the Guarantors.  The representations and warranties of the Company and the Guarantors set forth in Section 4.01 of the DIP Term Credit Agreement are set forth herein mutatis mutandis as if made by the Company and the Guarantors as of any Closing Date, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 4.02

Representations and Warranties of the Purchaser.  Each Purchaser, severally and not jointly, represents and warrants to the Company as of any Closing Date that:

(a)

Such Purchaser understands and acknowledges that any distribution of the DIP Term Notes will not be registered under the Securities Act, and that the DIP Term Notes will only be transferred to it in a transaction that is exempt from the registration requirements of the Securities Act.

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(b)

Such Purchaser understands and acknowledges that the DIP Term Notes cannot be offered or sold except pursuant to an available exemption from registration under the Securities Act, and will be subject to other contractual restrictions on transfer.

(c)

Such Purchaser is an “accredited investor” as defined in Rule 501 under the Securities Act.

(d)

Such Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the DIP Term Notes and such Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment in the DIP Term Notes.

(e)

Such Purchaser has been furnished with and has carefully read a copy of the exhibits and schedules to this Agreement and the other Transaction Documents (as defined in the DIP Term Credit Agreement) and has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the DIP Term Notes and other related matters.

(f)

To the extent it receives any DIP Term Notes, such Purchaser will receive such DIP Term Notes for its own account for investment purposes and not with a view to, or for resale in connection with, the distribution thereof, and it has no present intention of distributing any DIP Term Notes, if received, except in accordance with applicable law.

(g)

Such Purchaser understands and acknowledges that the DIP Term Notes will bear the Legend.

ARTICLE V

COVENANTS OF THE COMPANY AND THE GUARANTORS

Section 5.01

Additional Covenants.  The covenants of the Company and the Guarantors set forth in Article V of the DIP Term Credit Agreement are set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

ARTICLE VI

EVENTS OF DEFAULT

Section 6.01

Events of Default.  The Events of Default set forth in Article VI of the DIP Term Credit Agreement are set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes, and will constitute Events of Default hereunder and under each DIP Term Note.

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ARTICLE VII

THE ADMINISTRATIVE AGENT AND REGISTRAR

Section 7.01

The Administrative Agent.  The Administrative Agent shall have the same role, powers and privileges with respect to this Agreement and the DIP Term Notes as set out in the DIP Term Credit Agreement.  Article VII of the DIP Term Credit Agreement (including, without limitation, the provisions of section 7.12 appointing the Administrative Agent as fondé de pouvoir within the meaning of Article 2692 of the Civil Code of Quebec), and all other provisions with respect to the rights and obligations of the Administrative Agent, are set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 7.02

The Registrar.  The Company shall keep at the corporate offices of the Administrative Agent a register for the recordation of the names and addresses of the holders of the DIP Term Notes and the DIP Term Notes of each holder of DIP Term Notes (the “Register”).  The Administrative Agent is hereby appointed “Registrar” for the purpose of registering the DIP Term Notes.  The Register shall be available for inspection by the Administrative Agent, and a redacted version of the Register showing the entries with respect to any DIP Term Note holder shall be available for inspection by such holder, at any reasonable time and from time to time upon reasonable prior notice.  The Registrar shall record in the Register the DIP Term Notes, and each repayment or prepayment in respect of the principal amount of the DIP Term Notes, and any such recordation shall be conclusive and binding on the Administrative Agent and each holder of DIP Term Notes, absent manifest error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any of the Purchasers’ commitments or the Company’s obligations in respect of any DIP Term Note.

ARTICLE VIII

SUBSIDIARY GUARANTY

Section 8.01

Subsidiary Guaranty.  The guaranty obligations of the Guarantors and the related provisions set out in Article VIII of the DIP Term Credit Agreement are set forth herein mutatis mutandis, taking into account such modifications as necessary to reflect the terms herein and in the DIP Term Notes.

ARTICLE IX

SECURITY

Section 9.01

The Security.  The security obligations of the Company and the Guarantors and the related provisions set out in Article IX of the DIP Term Credit Agreement are set forth herein mutatis mutandis, taking into account such modifications as necessary to reflect the terms herein and in the DIP Term Notes.

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ARTICLE X

MODIFICATIONS AND WAIVERS

Section 10.01

Modifications and Waivers.  (a)  This Agreement and the DIP Term Notes may be amended, and the observance of any term hereof or of the DIP Term Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Required Lenders, and in no event shall the consent of any Purchaser be required to amend or waive any term hereof or of the DIP Term Notes; provided that any such amendment or waiver shall be consistent with any amendments or waivers of the DIP Term Credit Agreement.  Section 10.01 of the DIP Term Credit Agreement is set forth herein mutatis mutandis, taking into account such modifications as necessary to reflect the terms herein and in the DIP Term Notes; provided that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Persons required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

(b)

Notwithstanding, and in addition to the foregoing, this Agreement and the DIP Term Notes shall be amended upon the instruction of the Required Lenders, without the consent of the Purchasers or the Company, if the Required Lenders determine, in their sole discretion, that such amendment is advisable to effectuate the purposes of Section 11.15 hereof.  Any amendment executed by the Company pursuant to this Section shall become effective and binding on all parties hereto upon the delivery by the Company of a written certificate containing a statement that the Required Lenders have made a determination that an amendment pursuant to this Section 10.01(b) is advisable, and attaching such instruction of the Required Lenders, signed in the name of the Company by any Officer (solely in his or her capacity as such), and delivered to the Administrative Agent.

(c)

For the avoidance of doubt, any amendment of the DIP Term Credit Agreement will be reflected in the DIP Term Note Purchase Agreement by amendment hereto.

Section 10.02

Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Article applies equally to all holders of DIP Term Notes and is binding upon them and upon each future holder of any DIP Term Note and upon the Company without regard to whether such DIP Term Note has been marked to indicate such amendment or waiver.  No course of dealing between the Company and the holder of any DIP Term Note nor any delay in exercising any rights hereunder or under any DIP Term Note shall operate as a waiver of any rights of any holder of such DIP Term Note.

Section 10.03

Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of DIP Term Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the DIP Term Notes, or have directed the taking of any action provided herein or in the DIP Term Notes to be taken at the direction of or in the manner agreed to by the holders of a specified percentage of the aggregate principal amount of DIP Term Notes then outstanding, DIP Term Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

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Section 10.04

Unequivocal Right to Credit Bid.  Notwithstanding anything contained herein or in any Loan Document to the contrary, for purposes of satisfying any payment of obligations of the Company or any Guarantor hereunder or under any Loan Documents, the  satisfaction of such payment may be consummated by way of a Credit Bid at the direction of or in the manner agreed to by the Required Lenders.

ARTICLE XI

MISCELLANEOUS

Section 11.01

Notices, Etc.  (a)  All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or electronic communication) and mailed, telegraphed, telecopied, emailed or delivered, if to the Company or any Guarantor, at the Company’s address at 4164 Half Acre Road, Batavia Ohio 45103, Attention:  chief financial officer, as well as to (i) the attention of the general counsel of the Company at the Company’s address, fax number (513) 536-3511, and (ii) Dinsmore & Shohl, LLP, counsel to the Company and the Guarantors, at its address at 255 East Fifth Street, Cincinnati, Ohio 45202 Attention:  Kim Martin Lewis, fax number (513) 977-8141; if to any Purchaser, to the address and contact details specified opposite its name on Schedule I; if to the Administrative Agent, at its address at 130 Turner Street, Building 3, Suite 600, Waltham MA 02453, Attention:  David L. Goolgasian (email:  dgoolgasian@ddjcap.com; eduggan@ddjcap.com), as well as to Shearman & Sterling LLP, counsel to the Administrative Agent, at its address at 599 Lexington Avenue, New York, New York 10022, Attention: Michael Baker (email: mbaker@shearman.com) and Michael Torkin (email: mtorkin@shearman.com); or, as to the Company, any Guarantor or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties.  All such notices and communications shall, when mailed, telegraphed or telecopied, be effective three Business Days after being deposited in the U.S. mails, first class postage prepaid, delivered to the telegraph company or confirmed as received when sent by telecopier, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VII of the DIP Term Credit Agreement shall not be effective until received by the Administrative Agent.  Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the DIP Term Notes or of any Schedule or Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

(b)

The obligation of the Company to provide information set forth in Section 10.02(b) of the DIP Term Credit Agreement is set forth herein mutatis mutandis, taking into account such modifications as necessary to reflect the terms herein and in the DIP Term Notes.

(c)

Each Purchaser agrees to notify the Company in writing (including by electronic communication) from time to time of such Purchaser’s e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address.  Nothing herein shall prejudice the right of any Purchaser to give any notice or other communication pursuant to this Note Purchase Agreement and the DIP Term Notes and any Loan Document in any other manner specified in such Loan Document.

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Section 11.02

No Waiver; Remedies.  No failure on the part of any Purchaser or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any DIP Term Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11.03

Costs, Fees and Expenses.

(a)

The obligations of the Company set forth Section 10.04 of the DIP Term Credit Agreement are set forth herein mutatis mutandis, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes; provided, however, that the Company shall have no obligation hereunder (or under any other Loan Document) to pay all or any portion of the Participation Costs.

(b)

At the initial Closing hereunder, each Purchaser shall pay to the Company such Purchaser’s ratable portion (in accordance with such Purchaser’s NPA Commitment) of the Participation Costs.

Section 11.04

Right of Set-off.  The rights of the Lenders set forth in Section 10.05 of the DIP Term Credit Agreement are set forth herein mutatis mutandis in respect of the Purchasers, and taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes.

Section 11.05

Binding Effect.  This Agreement shall become effective when it shall have been executed by the Company, the Guarantors, the Administrative Agent, and the Purchasers and thereafter shall be binding upon and inure to the benefit of the Company, the Guarantors, the Administrative Agent and each Purchaser and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each Purchaser.

Section 11.06

Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Section 11.07

Successors and Assigns.  (a) The rights and obligations of the Lenders set forth in Section 10.07 of the DIP Term Credit Agreement are set forth herein mutatis mutandis in respect of the Purchasers and as limited by Section 2.25, taking into account such modifications as are necessary to reflect the terms herein and in the DIP Term Notes and the provisions of Section 11.07(b) hereto.

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(b) Notwithstanding anything to the contrary herein, the text of Section 10.07(m) of the DIP Term Credit Agreement being set forth herein shall be modified and replaced by the following in this Note Purchase Agreement:

(m) If the Catch-Up shall not have occurred within 5 days prior to the date on which the Credit Bid is expected to occur, then as of such date the Company shall make an Issuance of, and each Purchaser shall be entitled to Purchase, additional DIP Term Notes from the Company in an aggregate principal amount such that after giving effect to such Issuance and Purchase, the Catch-Up will have occurred (the “Final DIP Term Notes Catch-Up Amount”), and the Company shall issue additional DIP Term Notes in the Final DIP Term Notes Catch-Up Amount (the “Final DIP Term Notes”) to such Purchaser in accordance with Section 2.02 hereof (unless such Purchaser waives the right to receive such additional DIP Term Notes in accordance with the notice provisions in Section 11.01 hereunder).  All proceeds received therefor by the Company in connection with such Issuance and Purchase of Final DIP Term Notes shall be remitted by the Company to the Initial Lenders and, in accordance with Section 10.07 of the DIP Term Credit Agreement, a corresponding portion of the Advances owing to the Initial Lenders shall be cancelled; it being understood and agreed that the intentions of the parties reflected in the procedures set forth in this part (b) may be effectuated by any other means mutually agreed by the Company, the Initial Lenders and the Purchasers.

Section 11.08

Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11.09

Confidentiality.  The confidentiality provisions set forth in Section 10.09 of the DIP Term Credit Agreement are set forth herein mutatis mutandis, taking into account such modifications as necessary to reflect the terms herein and in the DIP Term Notes.

Section 11.10

Patriot Act Notice.  Each Purchaser and the Administrative Agent (for itself and not on behalf of any Purchaser) hereby notifies the Company and the Guarantors that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Company or any of the Guarantors, which information includes their name and address and other information that will allow such Purchaser or the Administrative Agent, as applicable, to identify the Company and the Guarantors in accordance with the Patriot Act.  The Company shall, and shall cause each of its Subsidiaries to, provide to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Purchaser in order to assist the Administrative Agent and the Purchaser in maintaining compliance with the Patriot Act.

Section 11.11

Jurisdiction, Etc.  (a)  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City,

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and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the DIP Term Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the DIP Term Notes in the courts of any jurisdiction.

(b)

Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the DIP Term Notes or the actions of the Administrative Agent in the negotiation, administration, performance or enforcement thereof in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 11.12

Governing Law.  This Agreement and the DIP Term Notes shall be governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Codes.

Section 11.13

Waiver of Jury Trial.  Each of the Guarantors, the Company, the Administrative Agent and the Purchasers irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of this Agreement, the DIP Term Notes or the actions of the Administrative Agent in the negotiation, administration, performance or enforcement thereof.

Section 11.14

DIP Intercreditor Agreement and other Agreements.  Each of the Purchasers acknowledges that it has received and reviewed a copy of the DIP Intercreditor Agreement and hereby agrees to be bound by the terms thereof.  Each Purchaser hereby agrees that the Administrative Agent may take such actions on behalf of all the Lenders and Purchasers as is contemplated by the terms of the DIP Intercreditor Agreement.  In the event of any conflict between the terms of the DIP Intercreditor Agreement and the Collateral Documents, the terms of the DIP Intercreditor Agreement shall govern and control except as expressly set forth in the DIP Intercreditor Agreement.  Each of the Purchasers acknowledges that it has received and reviewed a copy of the DIP Term Credit Agreement and each other Loan Document.

Section 11.15

Catch-All Provision, Principles of Interpretation.

(a) Catch-All Provision.  In recognition of the intention of the parties hereto to permit the Purchasers to participate in the DIP Term Loan Facility on the same terms as the Lenders in every respect, with the only intended distinction being the moniker for the investment being “DIP Term Notes” instead of “Advances”, any covenant, obligation, representation, right or provision of any of the Company, the Guarantors, the Administrative Agent or a Lender set

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forth in the DIP Term Credit Agreement or any of its ancillary or related documents and not inconsistent with any of the foregoing and not otherwise set forth herein or in the DIP Term Note shall apply to the Company, the Guarantors, the Administrative Agent and the Purchasers mutatis mutandis, taking into account such modifications as necessary to reflect the terms herein and in the DIP Term Notes.

(b) Certain Principles of Interpretation.  Inasmuch as provisions of the DIP Term Credit Agreement are set forth herein mutatis mutandis, it shall be understood that references to “Lenders” in the DIP Term Credit Agreement shall correspond to “Purchasers” hereunder, and that “Advances” in the DIP Term Credit Agreement shall correspond to “DIP Term Notes” when used as a noun and to “Issuances” when used as an action, hereunder.  When determining what portion of Advances have taken any action or position, including without limitation, voting, consenting or waiving, DIP Term Notes shall be considered Advances and Advances shall be considered DIP Term Notes (i.e., the Advances and DIP Term Notes shall be treated as if they are in a single class for such purposes).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MILACRON INC., a debtor and a

debtor-in-possession, as Borrower

By:

/s/David E. Lawrence
Title:  President and Chief Executive Officer

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Milacron – Note Purchase Agreement

MILACRON PLASTICS

TECHNOLOGIES GROUP INC.

As a debtor and a debtor-in-possession, and as a

Guarantor

By:

/s/David E. Lawrence
Title:  President

D-M-E COMPANY.

As a debtor and a debtor-in-possession, and as a

Guarantor

By:

/s/David E. Lawrence
Title:  President

CIMCOOL INDUSTRIAL PRODUCTS INC.

As a debtor and a debtor-in-possession, and as a

Guarantor

By:

/s/David E. Lawrence
Title:  President

MILACRON MARKETING COMPANY.

As a debtor and a debtor-in-possession, and as a

Guarantor

By:

/s/David E. Lawrence
Title:  President

MILACRON CANADA LTD.

As a Guarantor and as debtor and a debtor-in-possession

By:

/s/David E. Lawrence
Title:  Director and Authorized Person

As a Guarantor and as debtor and a debtor-in-possession

By:

/s/David E. Lawrence
Title:  Power of Attorney

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Milacron – Note Purchase Agreement

Exhibit A

FORM OF NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS AND (2) IF THE COMPANY SO REQUIRES, AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO IT AS TO THE COMPLIANCE WITH THE RESTRICTIONS SET FORTH IN THIS LEGEND.  IN ADDITION, THIS DIP TERM NOTE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF THE DIP TERM NOTE PURCHASE AGREEMENT.

THE LIENS AND SECURITY INTERESTS GRANTED TO SECURE THE OBLIGATIONS UNDER THIS NOTE ARE SUBJECT TO THE PROVISIONS OF THE DIP INTERCREDITOR AGREEMENT (AS DEFINED IN THE DIP TERM NOTE PURCHASE AGREEMENT).  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE DIP INTERCREDITOR AGREEMENT AND THIS NOTE, THE TERMS OF THE DIP INTERCREDITOR AGREEMENT SHALL GOVERN.

MILACRON INC.

[●]% DIP TERM NOTE

No.

[●], 2009
$[●]

Maturity:  the Maturity Date (as defined in the DIP Term Note Purchase Agreement, unless earlier prepaid in accordance with the DIP Term Note Purchase Agreement.

FOR VALUE RECEIVED, MILACRON INC., a corporation organized and existing under the laws of the State of Delaware and a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, (the “Company”), hereby promises in accordance with the provisions of this DIP Term Note (this “DIP Term Note”) to pay on the maturity date set forth above to the order of [●], or its registered assigns (the “Payee”), the principal amount of $[●] ([●]) and to pay interest thereon from [insert Closing Date] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly in arrears on [the first Business Day of each month for so long as the DIP Term Note remains a Base Rate Note][the last Business Day of each month for so long as the DIP Term Note remains a Eurodollar Note], at the rate per annum determined in accordance with the DIP Term Note Purchase Agreement until the principal hereof is paid or made available to the Administrative Agent for payment (each such date, an “Interest Payment Date”).

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This DIP Term Note is issued as part of a series of substantially identical DIP Term Notes (collectively, the “DIP Term Notes”) to be issued pursuant to the terms of that certain Senior Secured Superpriority Priming Debtor-In-Possession Note Purchase Agreement, dated as of April 29, 2009 (as the same may from time to time be amended, modified, supplemented or restated, the “DIP Term Note Purchase Agreement”), among the Company, the Guarantors, the Purchasers and the Administrative Agent and Registrar.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the DIP Term Note Purchase Agreement.

The obligations of the Company, as evidenced by this DIP Term Note, are secured by the collateral identified and described as security therefor in that certain Secured Superpriority Priming Debtor-In-Possession Credit Agreement dated March 11, 2009 (as the same may from time to time be further amended, modified, supplemented or restated, the “DIP Term Credit Agreement”).  The DIP Term Notes are also guaranteed by certain subsidiaries of the Company (the “Guarantors”), which guarantees are governed by the DIP Term Credit Agreement.

The obligations of the Company and the Guarantors hereunder, including the obligation to pay interest, principal, increased costs and additional fees, are as further set forth in the DIP Term Note Purchase Agreement.  This DIP Term Note is subject to partial or complete prepayment in accordance with the terms of the DIP Term Note Purchase Agreement.

Unequivocal Right to Credit Bid.  Notwithstanding anything contained herein or in any Loan Document to the contrary, for purposes of satisfying any payment of obligations of the Company or any Guarantor hereunder or under any Loan Documents, the  satisfaction of such payment may be consummated by way of a Credit Bid at the direction of or in the manner agreed to by the Required Lenders.

Transfers.  The Registrar shall maintain a register for recording the ownership and the transfer of the DIP Term Notes in accordance with the terms of the DIP Term Note Purchase Agreement.  Upon surrender of this DIP Term Notes to the Registrar with a request to register the transfer of such DIP Term Notes, the Registrar shall register the transfer as requested; provided, however, that the Notes surrendered for transfer or exchange (i) comply with the requirements set forth in Section 11.07 of the DIP Term Note Purchase Agreement regarding assignment of the obligation of the Purchaser hereunder to such transferee; and (ii) are being transferred or exchanged pursuant to an exemption from registration under the Securities Act.  The transferee shall provide (i) a certification that such DIP Term Note is being transferred to either (A) an “accredited investor” (pursuant to Rule 501 of Regulation D under the Securities Act) that was not formed for the specific purpose of acquiring the DIP Term Notes or (B) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and (ii) if the Company so requires, an opinion of counsel or other evidence satisfactory to it as to the compliance with the foregoing restrictions and the restrictions set forth in the Legend.

Replacement.  If any mutilated DIP Term Note is surrendered to the Registrar or the Company and the Registrar receives evidence to its satisfaction of the destruction, loss or theft of any DIP Term Note, the Company may issue a replacement DIP Term Note.  If required by the Registrar or the Company, an indemnity bond must be supplied by the holder of the DIP Term Note that is sufficient in the judgment of the Registrar and the Company to protect the Company

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and the Registrar from any loss that any of them may suffer if a DIP Term Note is replaced.  The Company may charge for its expenses in replacing a DIP Term Note. In case any such mutilated, destroyed, lost or stolen DIP Term Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new DIP Term Note, pay or purchase such DIP Term Note, as the case may be.  Every replacement DIP Term Note is an additional obligation of the Company and shall be entitled to all of the benefits of the DIP Term Note Purchase Agreement equally and proportionately with all other DIP Term Notes duly issued hereunder.

Waiver of Presentation.  The Company hereby waives presentation for payment, demand, notice of nonpayment and notice of protest with respect to this DIP Term Note.

Cancellation.  After all principal and accrued interest at any time owed on the DIP Term Note has been paid in full, this DIP Term Note shall be surrendered to the Company for cancellation and shall not be reissued.

Form of Payments.  The Company shall make each payment hereunder, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.15 of the DIP Term Credit Agreement as if such provision applied to the Purchasers instead of the Lenders), not later than 11:00 A.M. (New York, New York time) on the day when due (or, in the case of payments made by a Guarantor pursuant its guarantee of the Company’s obligations hereunder, on the date of demand therefor) in U.S. dollars to the Administrative Agent at the Administrative Agent’s Account in same day funds.  The Administrative Agent will promptly thereafter cause like funds to be distributed to the Purchasers in a manner consistent with Section 2.11 of the DIP Term Credit Agreement or as otherwise instructed in writing by the Purchasers.

Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this DIP Term Note shall be in accordance with Section 11.01 of the DIP Term Note Purchase Agreement, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

Governing Law.  All issues and questions concerning the construction, validity, enforcement and interpretation of this DIP Term Note shall be governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, the Bankruptcy Codes.

IN WITNESS WHEREOF, the Company has executed and delivered this DIP Term Note on ____________________, 2009.

MILACRON INC.

By

Its

NYDOCS01/1200447.18

Exhibit B

FORM OF NOTICE OF ISSUANCE

DDJ Capital Management, LLC
130 Turner Street

Building 3, Suite 600

Waltham MA 02453

[Date]

JPMorgan US High Yield Bond Mother Fund

JP Morgan High Yield US Dollar Mother Fund

8044 Montgomery Road – Ste 555

Cincinnati, OH 45236

Attn: Cory Pollack

Email: cory.l.pollock@jpmorgan.com

Ladies and Gentlemen:

The undersigned hereby refers to the Notice of Borrowing dated as of [__], 2009 delivered by Milacron Inc., a Delaware corporation (the “Company”) to the undersigned (a copy of which the Company delivered to you) and pursuant to Section 2.02(a)(ii) of the Senior Secured Superpriority Debtor-In-Possession Note Purchase Agreement dated as of April 29, 2009 (as amended and restated, supplemented or otherwise modified from time to time, the “DIP Term Note Purchase Agreement”; the terms defined in the DIP Term Note Purchase Agreement being used herein as therein defined), among the Company, the Guarantors party thereto, the undersigned and the Purchasers party thereto, we hereby notify you that:

The Business Day of the Closing of the Issuance in connection with the Proposed Borrowing (as defined in the Notice of Borrowing) is __________, 2009.

The DIP Term Notes comprising the Issuance are [Base Rate DIP Term Notes] [Eurodollar Rate DIP Term Note].

The aggregate amount of the Issuance is $__________, allocated as follows among the Purchasers in accordance with their respective NPA Commitments and Commitment Percentage or Catch-Up Percentage, as the case may be.

Purchaser Name/Address	Principal Amount of Notes	Purchase Price

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Delivery of an executed counterpart of this Notice of Issuance by facsimile or electronic mail shall be effective as delivery of an original executed counterpart of this Notice of Issuance.

Very truly yours,

DDJ Capital Management, LLC, as administrative agent and registrar

By

______________________________
Title:

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Exhibit C

DIP TERM CREDIT AGREEMENT

See Annex A to Exhibit 10.1.

NYDOCS01/1200447.18